Summary Prospectus

March 1, 2013, As Revised March 12, 2013

Class / Ticker:  Z / ALCZX

Alger Large Cap Growth Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Important Notice Regarding Change in Investment Policy

The Board of Trustees of The Alger Funds has approved changes with respect to the Fund that are anticipated to become effective on or about May 31, 2013. The Fund's name will be changed to Alger International Growth Fund, but its investment objective to seek long-term capital appreciation will not change. The Fund will thereafter be managed by Pedro V. Marcal. The second and third paragraphs under the heading "Principal Investment Strategy" below, which are currently part of the Fund's principal investment strategy, will be replaced with the following three paragraphs:

The Fund focuses on equity securities of foreign companies of any capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments, or sales, outside the U.S. The Fund normally focuses its foreign investments in developed countries, but may also invest in emerging market securities. The Fund may invest in companies of any market capitalization, from large, well-established companies to small, emerging growth companies.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund's benchmark is the Morgan Stanley Capital International (MSCI) All Country Word Index (ACWI) Ex-U.S., which is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States. The Fund may also compare its performance to the MSCI Europe, Australasia, and Far East (EAFE) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks.

The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another of the Alger Family of Funds at any time. Shareholders may also redeem their shares. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

Investment Objective

Alger Large Cap Growth Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

Class	Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.71%*
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.25%
Total Annual Fund Operating Expenses	.96%

* The Fund and Fred Alger Management, Inc. have adopted fee breakpoints for Alger Large Cap Growth Fund. The management fee for assets in excess of $1 billion is .60%.

Inspired by Change, Driven by Growth.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses regardless of whether you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
Z	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 148.66% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2012, the market capitalization of the companies in this index ranged from $417.8 million to $498.4 billion.

The Board of Trustees of the Fund has approved further narrowing the Fund's investment focus within the range set forth above. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will not purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 and 100 holdings.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:

Q3 2012   14.29%

Worst Quarter:

Q3 2011   -14.31%

Average Annual Total Return as of December 31, 2012

	1 Year	Since Inception
Class Z (Inception 12/29/10)
Return Before Taxes	9.77%	4.45%
Return After Taxes on Distributions	9.35%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	6.35%	3.68%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	8.59%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Management

Investment Manager:	Fred Alger Management, Inc.
Portfolio Manager:	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2001

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 360 Park Avenue South • New York, NY 10010 • 800.992.3863 • www.alger.com

LargeCapZ 31213